IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Balanced
(formerly, Ivy VIP Balanced)
(the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of Macquarie Investment Management Austria Kapitalanlage (MIMAK) portfolio managers, along with Aaron D. Young, as new portfolio managers for the Portfolio.  In connection with these changes, the Board voted to approve applicable revisions to the Portfolio’s investment strategies and benchmarks, all to take effect approximately sixty (60) days after the date of this Supplement.

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Portfolio to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Upon the Effective Date, the investment strategies for the Portfolio will change (Repositioning). The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Type of Fund	Multi asset fund	Multi asset fund
Benchmark	S&P 500® Index	S&P 500 Index and Bloomberg US Aggregate Index
Investment management
Investment manager:
Delaware Management Company

Portfolio managers:
Mark G. Beischel
Matthew A. Hekman
Susan K. Regan

Sub-advisors:
Macquarie Investment Management Austria Kapitalanlage (MIMAK)
Macquarie Investment Management Europe Limited (MIMEL)
Macquarie Investment Management Global Limited (MIMGL)
Macquarie Funds Management Hong Kong Limited (MFMHKL)

Investment manager:
Delaware Management Company

Portfolio managers:
Aaron D. Young of Delaware Management Company
Stefan Löwenthal of MIMAK
Jürgen Wurzer of MIMAK

Sub-advisors:
MIMAK
MIMEL
MIMGL
MFMHKL

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.